SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 August 23, 2000



                           RIGGS NATIONAL CORPORATION
                  --------------------------------------------
               (Exact name of Registrant as specified in Charter)


     Delaware                     0-9756                     52-1217953
     --------                     ------                     ----------
(State or Other Jurisdiction   (Commission                 (IRS Employer
     of Incorporation)         File Number)           Identification Number)


  1503 Pennsylvania Avenue, N.W., Washington, D.C.                 20005
  ------------------------------------------------                 -----
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (301) 887-6000
                                                           --------------


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Item 5.  Other Events
         ------------

         On August 23, 2000, Riggs National Corporation reported a problem loan.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------


(c)      The following exhibit is filed as part of this Form 8-K.

         Exhibit No.       Description
         -----------       -----------

             99            Press release, dated August 23, 2000.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  August 23, 2000                              /s/ JOHN L. DAVIS
       ---------------                       -----------------------------------
                                                       John L. Davis
                                                  Chief Financial Officer
                                               (Principal Financial Officer)



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                               Index To Exhibits
                               -----------------


Exhibit No.        Description
-----------        -----------

99                 Press release dated August 23, 2000.